Exhibit 10.1

ADDENDUM NO. 4

This ADDENDUM NO. 4 to the Agreement dated January 1, 2001, as amended by Addenda Nos. 1, 2 and 3, by and between PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY (“Employer”) and the West Virginia Union of Mutuel Clerks, Local 553, Service Employees International Union, AFL-CIO (“Union”) (“the Agreement”) is entered into as of April 27, 2005.

WHEREAS, the Agreement expires by its terms on April 30, 2005;

WHEREAS, the parties are presently negotiating in good faith the terms and conditions of a proposed new agreement;

WHEREAS, the parties desire to extend the Agreement until May 16, 2005 during which time the parties agree to continue to negotiate in good faith,

NOW, THEREFORE, it is agreed between the parties as follows:

1.                                       The Term of the Agreement is extended until midnight May 16, 2005.

2.                                       Except as expressly modified in this Addendum No. 4, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND the

INTENTIONALLY LEFT BLANK

parties have signed this Addendum No. 4 as of April 27, 2005.

ATTEST:	PNGI CHARLES TOWN GAMING, LLC

/s/Margaret A. Fineagan	By:	/s/ Albert Britton
Albert Britton
General Manager

ATTEST:	WEST VIRGINIA UNION OF MUTUAL
CLERKS, LOCAL 553, SERVICE EMPLOYEES
INTERNATIONAL UNION, AFL-CIO

/s/Margaret A. Fineagan	By:	/s/Randall Conrad
Name: Randall Conrad
Title: President Local 553